Exhibit 32

CERTIFICATION PURSUANT TO

18 U.S.C. SECTION 1350

AS ADOPTED PURSUANT TO

SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Quarterly Report of Garnero Group Acquisition Company (the “Company”) on Form 10-Q for the period ended December 31, 2015 as filed with the Securities and Exchange Commission on the date hereof (the “Report”), the undersigned, in the capacities and on the dates indicated below, hereby certifies pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

1.        The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

2.        The information contained in the Report fairly presents, in all material respects, the financial condition and results of operation of the Company.

Dated: February 9, 2016	/s/ Mario Garnero
	Name:	Mario Garnero
	Title:	Chief Executive Officer (Principal executive officer)

Dated: February 9, 2016	/s/ Javier Martin Riva
	Name:	Javier Martin Riva
	Title:	Chief Financial Officer (Principal financial and accounting officer)